Exhibit 10.4


             SECOND AMENDMENT TO LOAN AGREEMENT AND PROMISSORY NOTE


     THIS AMENDMENT is made as of the 27th day of January, 1998, by and between MALCOLM G. CHACE, an individual having an address at 731 Hospital Trust Tower, Providence, Rhode Island 02903 (the "Lender") and ACCESS SOLUTIONS INTERNATIONAL, INC., a Delaware corporation having an address at 650 Ten Rod Road, North Kingstown, Rhode Island 02852 (the "Borrower").

                      W I T N E S S E T H      T H A T:

     WHEREAS, the Borrower executed and delivered to the Lender a certain letter agreement dated November 20, 1997, pursuant to which the Lender agreed to loan to the Borrower the maximum principal sum of $180,000 ("Loan Agreement"), which Loan Agreement is incorporated by reference herein and made a part hereof; and

     WHEREAS, the Borrower executed and delivered to the Lender a certain Promissory Note dated November 20, 1997 in the principal amount of $180,000, which Note is hereby incorporated by reference herein and made a part hereof (the "Note"); and

     WHEREAS, the Borrower and the Lender executed a First Amendment to Loan Agreement and Promissory Note dated as of January 5, 1998, pursuant to which the maturity date of the Note was extended to January 30, 1998.

     WHEREAS, the parties desire to further extend the maturity date of the Note to February 27, 1998; and

     WHEREAS, the parties hereto desire to amend the Loan Agreement and the Note in the manner hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. All outstanding obligations under the Loan Agreement and the Note, including principal, interest, and fees, shall be due and payable on February 27, 1998.

     2. Security for the Note is evidenced by, among other things, a Security Agreement dated November 20, 1997, and as further amended on the date hereof, and UCC financing statements filed with the Rhode Island Secretary of State ("Security Instruments"). All references to the Note in the Security Instruments shall be deemed to include this amendment to the Note and any other amendments which may be executed.

     3. Except as modified and amended hereby, the Note shall remain in full force and effect and is in all other respects ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year indicated above.



LENDER:                             BORROWER


                                    ACCESS SOLUTIONS INTERNATIONAL, INC.

/s/ Malcolm G. Chace
-------------------------------     By: /s/ Robert H. Stone
    Malcolm G. Chace                   -----------------------------------------
                                            Robert H. Stone
                                            President and CEO